UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2003

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                        0-16132               22-2711928
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

     7 Powder Horn Drive, Warren, New Jersey                        07059
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (732) 271-1001
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibit 99.1 - Press Release dated July 24, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 24, 2003, Celgene Corporation announced its earnings for the quarter ended June 30, 2003. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CELGENE CORPORATION

Date:  August 4, 2003                     By:  /s/ Robert J. Hugin
                                               ---------------------------------
                                               Name:  Robert J. Hugin
                                               Title: Senior Vice President and
                                                      Chief Financial Officer